                                                                      Exhibit 99

                                  NEWS RELEASE

For Release: April 19, 2004

Contact: John W. Kozak, CFO (740) 349-3792 or Jerry Nethers, Vice
         President/Director of Marketing (740) 349-3710

PARK NATIONAL CORPORATION REPORTS EARNINGS FOR THE QUARTER ENDED MARCH 31, 2004
                             AND DECLARES DIVIDEND

NEWARK, OHIO - Park National Corporation (Park) (AMEX: PRK) today announced earnings for the first quarter of 2004. Net income for the quarter totaled $22.978 million or $1.66 per diluted share, compared to net income of $23.166 million or $1.68 per diluted share for the first quarter of 2003. First quarter of 2004 net income and diluted earnings per share decreased by .8% and 1.2%, respectively, from the first quarter of last year.

      The Board of Directors of Park declared a second quarter dividend of $.88 per share, payable June 10, 2004 to shareholders of record on May 24, 2004.

      Park is an Ohio-based bank holding company headquartered in Newark, Ohio, whose significant subsidiaries include The Park National Bank, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, Scope Leasing, Inc., and Guardian Finance.

      Operating in twenty-six Ohio counties, Park and its subsidiaries have $5.0 billion in total consolidated assets, one hundred fifteen financial service offices and a network of one hundred fifteen automatic teller machines.

                                         PARK NATIONAL CORPORATION
                                           FINANCIAL HIGHLIGHTS

                               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                              MARCH 31, 2004

INCOME STATEMENT                                                            PERCENT
THREE MONTHS ENDED MARCH 31,                  2004          2003            CHANGE
                                          ----------      --------         --------

NET INTEREST INCOME                       $   52,616    $   52,205             0.79%
PROVISION FOR LOAN LOSSES                      1,465         3,433           -57.33%
OTHER INCOME                                  12,872        15,455           -16.71%
GAIN (LOSS) ON SALE OF SECURITIES                106        (1,234)
OTHER EXPENSE                                 31,525        30,069             4.84%
INCOME BEFORE TAXES                           32,604        32,924            -0.97%
NET INCOME                                    22,978        23,166            -0.81%
NET INCOME PER SHARE-BASIC
                                                1.67          1.68            -0.60%
NET INCOME PER SHARE-DILUTED
                                                1.66          1.68            -1.19%
CASH DIVIDENDS PER SHARE
                                                0.88          0.83             6.02%
RATIOS

RETURN ON AVERAGE ASSETS                        1.86%         1.96%
RETURN ON AVERAGE EQUITY                       16.99%        18.56%
NET INTEREST MARGIN                             4.61%         4.83%
EFFICIENCY RATIO                               47.55%        43.80%
NET CHARGE-OFFS AS A PERCENT OF LOANS           0.10%         0.21%


BALANCE SHEET                                                               PERCENT
AT MARCH 31,                                 2004          2003             CHANGE
                                             ----          ----             -------

INVESTMENTS                               $1,921,506    $2,099,483           -8.48%
LOANS                                      2,775,146     2,683,023            3.43%
LOAN LOSS RESERVE                             63,934        64,062           -0.20%
GOODWILL AND OTHER INTANGIBLES                12,589        15,486          -18.71%
MORTGAGE SERVICING RIGHTS                      9,188         6,529           40.73%
TOTAL ASSETS                               4,995,957     5,113,487           -2.30%
DEPOSITS                                   3,523,163     3,486,077            1.06%
BORROWINGS                                   865,027     1,054,500          -17.97%
EQUITY                                       558,377       521,227            7.13%
BOOK VALUE PER SHARE                           40.71         37.84            7.58%
RATIOS

LOANS/ASSETS                                   55.55%        52.47%
NONPERFORMING LOANS/LOANS                       0.68%         0.81%
PAST DUE 90 DAY LOANS/LOANS                     0.18%         0.34%
LOAN LOSS RESERVE/LOANS                         2.30%         2.39%
EQUITY/ASSETS                                  11.18%        10.19%

PARK NATIONAL CORPORATION

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                THREE MONTHS ENDED
                                                                    MARCH 31,
                                                           -----------------------------
                                                               2004               2003
                                                               ----               ----
Interest income:
   Interest and fees on loans                              $     43,613     $     46,918
   Interest on:
      Obligations of U.S. Government, its agencies
         and other securities                                    21,810           20,260
      Obligations of states and political subdivisions            1,347            1,605
   Other interest income                                             17               80
                                                           ------------     ------------
         TOTAL INTEREST INCOME                                   66,787           68,863
                                                           ------------     ------------
Interest expense:
   Interest on deposits:
      Demand and savings deposits                                 1,523            2,352
      Time deposits                                               8,510           11,200
   Interest on borrowings                                         4,138            3,106
                                                           ------------     ------------
      TOTAL INTEREST EXPENSE                                     14,171           16,658
                                                           ------------     ------------
         NET INTEREST INCOME                                     52,616           52,205
                                                           ------------     ------------
Provision for loan losses                                         1,465            3,433
         NET INTEREST INCOME AFTER PROVISION
            FOR LOAN LOSSES                                      51,151           48,772
Other income                                                     12,872           15,455
Gain (loss) on sale of securities                                   106           (1,234)
Other expense:
   Salaries and employee benefits                                18,148           17,536
   Occupancy expense                                              1,729            1,732
   Furniture and equipment expense                                1,581            1,627
   Other expense                                                 10,067            9,174
                                                           ------------     ------------
      TOTAL OTHER EXPENSE                                        31,525           30,069
                                                           ------------     ------------
         INCOME BEFORE FEDERAL INCOME TAXES                      32,604           32,924
Federal income taxes                                              9,626            9,758
                                                           ------------     ------------
         NET INCOME                                        $     22,978     $     23,166
                                                           ============     ============
PER SHARE:
         NET INCOME - BASIC                                $       1.67     $       1.68
         NET INCOME - DILUTED                              $       1.66     $       1.68
         WEIGHTED AVERAGE SHARES - BASIC                     13,756,093       13,780,828
         WEIGHTED AVERAGE SHARES - DILUTED                   13,860,018       13,824,663

PARK NATIONAL CORPORATION

CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except share data)




                                                                                      MARCH 31,
                                                                             ----------------------------
                                                                                 2004             2003
                                                                                 ----             ----
ASSETS
   Cash and due from banks                                                   $   146,398      $   165,047
   Federal funds sold                                                             11,800           38,200
   Interest bearing deposits                                                          50               50
   Investment securities                                                       1,921,506        2,099,483
   Loans (net of unearned interest)                                            2,775,146        2,683,023
   Allowance for possible loan losses                                             63,934           64,062
      LOANS, NET                                                               2,711,212        2,618,961
   Bank premises and equipment, net                                               36,033           38,190
   Other assets                                                                  168,958          153,556
                                                                             -----------      -----------
            TOTAL ASSETS                                                     $ 4,995,957      $ 5,113,487
                                                                             ===========      ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
   Deposits:
      Noninterest bearing                                                    $   575,541      $   528,509
      Interest bearing                                                         2,947,622        2,957,568
         TOTAL DEPOSITS                                                        3,523,163        3,486,077
   Borrowings                                                                    865,027        1,054,500
   Other liabilities                                                              49,390           51,683
                                                                             -----------      -----------
         TOTAL LIABILITIES                                                     4,437,580        4,592,260
                                                                             ===========      ===========
   STOCKHOLDERS' EQUITY:
      Common stock (No par value; 20,000,000 shares authorized in
         2004 and 2003; 14,542,335 shares issued in 2004
         and 14,541,752 in 2003)                                                 105,895          105,841
      Accumulated other comprehensive income, net of taxes                        29,572           24,512
      Retained earnings                                                          497,633          458,032
      Treasury stock (826,807 shares in 2004 and 766,121 shares in 2003)         (74,723)         (67,158)
         TOTAL STOCKHOLDERS' EQUITY                                              558,377          521,227
                                                                             -----------      -----------
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $ 4,995,957      $ 5,113,487
                                                                             ===========      ===========

PARK NATIONAL CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEETS
(dollars in thousands)



                                                                   THREE MONTHS ENDED
                                                                        MARCH 31,
                                                               ----------------------------
                                                                   2004             2003
                                                                   ----             ----
ASSETS
   Cash and due from banks                                     $   138,473      $   135,140
   Federal funds sold                                                4,793           21,638
   Interest bearing deposits                                            50               50
   Investment securities                                         1,943,873        1,804,175
   Loans (net of unearned interest)                              2,744,130        2,675,702
   Allowance for possible loan losses                               64,008           62,953
      LOANS, NET                                                 2,680,122        2,612,749
   Bank premises and equipment, net                                 36,547           38,736
   Other assets                                                    178,178          176,384
                                                               -----------      -----------
            TOTAL ASSETS                                       $ 4,982,036      $ 4,788,872
                                                               ===========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Deposits:
      Noninterest bearing                                      $   553,206      $   512,112
      Interest bearing                                           2,927,157        2,895,747
         TOTAL DEPOSITS                                          3,480,363        3,407,859
   Borrowings                                                      890,590          819,246
   Other liabilities                                                67,236           55,466
                                                               -----------      -----------
         TOTAL LIABILITIES                                       4,438,189        4,282,571
                                                               -----------      -----------
   STOCKHOLDERS' EQUITY:
      Common stock                                                 105,895          105,772
      Accumulated other comprehensive income, net of taxes          23,030           21,681
      Retained earnings                                            484,865          445,261
      Treasury stock                                               (69,943)         (66,413)
                                                               -----------      -----------
         TOTAL STOCKHOLDERS' EQUITY                                543,847          506,301
                                                               -----------      -----------
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 4,982,036      $ 4,788,872
                                                               ===========      ===========

